SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): July 17, 2000



      Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7 (Exact name of registrant as specified in its charter)

DELAWARE                          33-55860/                52-6880113
--------                          ---------                ----------
                                  33-35735
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. EMPLOYER
OF INCORPORATION)                 FILE NUMBER)             IDENTIFICATION NO.)

      c/o Delaware Trust Capital Management, Inc.
      c/o First Union Trust Co., N.A.
      920 King Street, One Rodney Square, 1st Floor
      Wilmington, Delaware                                          19801
-----------------------------------------------------------         ------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CPDE)


Registrant's telephone number, including area code (302)-888-7539
                                                   --------------


   ______________________________N/A____________________________________
         (Former name or former address, if changed since last report)


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Item 1.     Changes in Control of Registrant.

            Not Applicable.
Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.
Item 3.     Bankruptcy or Receivership.

            Not Applicable.
Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.
Item 5.     Other Events.

            Not Applicable.
Item 6.     Resignations of Registrant's Directors.

            Not Applicable.
Item 7.     Financial   Statements,   Pro-Forma   Financial   Information  and
Exhibits.

            (a)  Not Applicable.

            (b)  Not Applicable.

            (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the July 17, 2000 Distribution Date
2.  Administrator's Report in respect of the July 17, 2000 Distribution Date

Item 8.     Change in Fiscal Year.

            Not Applicable.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TIERS Asset-Backed Securities
                                    Series CHAMT Trust 1997-7


                                    By: Delaware Trust Capital Management, Inc.,
                                        not in its individual capacity,
                                       but  solely as Owner Trustee on behalf of
                                       TIERS Asset-Backed Securities,
                                             Series CHAMT Trust 1997-7




                                    By:________________________________
                                    Name:  Sterling C. Correia
                                    Title:  Vice President


Dated: July 17, 2000




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                                  EXHIBIT INDEX


Exhibit                                                                   Page


1. Indenture Trustee's Report in respect of the July 17, 2000
   Distribution Date                                                       5-6


2.    Administrator's Report in respect of the July 17, 2000
      Distribution                                                         7-8




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